EXHIBIT 99.1

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial data reflects Atlas Pipeline Partners, L.P.’s (the “Partnership”) historical results as adjusted on a pro forma basis to give effect to its September 2010 disposition of Elk City Oklahoma GP, LLC and Elk City Oklahoma Pipeline, L.P. (collectively, “Elk City”) and the associated repayment of debt from the net proceeds of the disposition. The estimated adjustments to give effect to the Partnership’s disposition of Elk City and the associated repayment of debt from the net proceeds of the disposition are described in the notes to the unaudited pro forma financial statements.

The unaudited pro forma condensed consolidated balance sheet information reflects the Partnership’s disposition of Elk City as if it occurred as of June 30, 2010, and the unaudited pro forma condensed consolidated statement of operations information for the six months ended June 30, 2010 and 2009 and the twelve months ended December 31, 2009, 2008 and 2007 reflect the transaction as if it occurred as of the beginning of the respective period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations include the Partnership’s historical consolidated financial statements, which have been adjusted to reflect the Partnership’s January 1, 2010 reclassification of a portion of its income, within its consolidated statements of operations, to “Transportation, Processing and Other Fees” for fee-based revenues which were previously reported within “Natural Gas and Liquids”. This reclassification was made in order to provide clarity between the revenue that is commodity-based and the revenue that is fee-based.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting the Partnership’s historical consolidated financial statements. However, the Partnership’s management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transaction described above. The unaudited pro forma financial data presented are for informational purposes only and are based upon available information and assumptions that management believes are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the financial position or results of operations that the Partnership would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent the Partnership’s consolidated financial position or results of operations for any future date or period.

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

June 30, 2010

(in thousands)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$160	$—	$682,000	(a)	$160
			(682,000)	(b)
Accounts receivable	61,613	(22,764)	—		38,849
Current portion of derivative asset	8,872	—	—		8,872
Prepaid expenses and other	15,661	(2,284)	—		13,377

Total current assets	86,306	(25,048)	—		61,258
Property, plant and equipment, net	1,679,581	(356,383)	—		1,323,198
Intangible assets, net	155,313	(17,383)	—		137,930
Investment in joint venture	134,504	—	—		134,504
Long-term portion of derivative asset	513	—	—		513
Other assets, net	30,758	(3,865)	(3,014)	(c)	23,879

	$2,086,975	$(402,679)	$(3,014)		$1,681,282

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Current portion of long-term debt	$600	$(398)	$—		$202
Accounts payable - affiliates	6,653	—	—		6,653
Accounts payable	19,602	(2,952)	—		16,650
Accrued liabilities	13,855	(2,376)	—		11,479
Accrued interest payable	2,579	—	—		2,579
Current portion of derivative liability	1,019	—	—		1,019
Accrued producer liabilities	60,201	(6,673)	—		53,528

Total current liabilities	104,509	(12,399)	—		92,110
Long-term derivative liability	4,778	—	—		4,778
Long-term debt, less current portion	1,207,760	(1,326)	(682,000)	(b)	524,434
Other long-term liability	315	—	—		315
Commitments and contingencies
Partners’ capital:
Class B preferred limited partner’s interest	14,955	—	—		14,955
Class C preferred limited partner’s interest	8,000	—	—		8,000
Common limited partners’ interests	805,442	—	287,478	(a)	1,078,475
			(2,957)	(c)
			(11,488)	(d)
Equity	—	(388,954)	388,954	(a)	—
Investment in Class B cumulative preferred member units of Atlas Pipeline Holdings II, LLC (reported as treasury units)	(15,000)	—	—		(15,000)
General partner’s interest	15,858	—	5,568	(a)	21,146
			(57)	(c)
			(223)	(d)
Accumulated other comprehensive loss	(27,757)	—	11,711	(d)	(16,046)

	801,498	(388,954)	678,986		1,091,530
Non-controlling interest	(31,885)	—	—		(31,885)

Total partners’ capital	769,613	(388,954)	678,986		1,059,645

	$2,086,975	$(402,679)	$(3,014)		$1,681,282

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third parties	$491,890	$(87,748)	$—		$404,142
Natural gas and liquids - affiliates	—	—	17,358	(e)	17,358
Transportation, processing and other fees– affiliates	331	(1,085)	—	(e)	(754)
Transportation, processing and other fees– third parties	28,623	(8,961)	—		19,662
Other income, net – third parties	17,109	(4,679)	—	(f)	12,430
Other income, net - affiliates	—	2,457	(2,457)	(e)	—

Total revenue and other income, net	537,953	(100,016)	14,901		452,838

Costs and expenses:
Natural gas and liquids – third parties	393,459	(51,969)	—		341,490
Natural gas and liquids - affiliates	—	(17,358)	1,085	(e)	(16,273)
Plant operating	31,228	(7,288)	—		23,940
Transportation and compression	421	—	—		421
General and administrative	15,258	(65)	—		15,193
Compensation reimbursement – affiliates	750	—	—		750
Depreciation and amortization	45,645	(8,564)	—		37,081
Interest	51,013	(15)	(23,188)	(g)	30,824
			3,014	(h)

Total costs and expenses	537,774	(85,259)	(19,089)		433,426

Equity income in joint venture	2,350	—	—		2,350

Income from continuing operations	2,529	(14,757)	33,990		21,762
Income attributable to non-controlling interests	(2,262)	—	—		(2,262)

Net income from continuing operations attributable to common limited partners and the General Partner	$267	$(14,757)	$33,990		$19,500

Allocation of net income from continuing operations attributable to common limited partners and the general partner:
Common limited partner interest	$262				$19,134
General partner interest	5				366

Net income from continuing operations attributable to common limited partners and the general partner	$267				$19,500

Net income from continuing operations attributable to common limited partners per unit:
Basic	$—				$0.36
Diluted	$—				$0.36
Weighted average common limited partner units outstanding:
Basic	53,033				53,033

Diluted	53,163				53,163

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third parties	$310,569	$(65,560)	$—		$245,009
Natural gas and liquids – affiliates	—	—	28,406	(e)	28,406
Transportation, processing and other fees– affiliates	16,497	(3,690)	—	(e)	12,807
Transportation, processing and other fees– third parties	29,324	(8,817)	—		20,507
Other loss, net – third parties	(10,496)	(14,386)	—	(f)	(24,882)
Other loss, net - affiliates	—	8,751	(8,751)	(e)	—

Total revenue and other income, net	345,894	(83,702)	19,655		281,847

Costs and expenses:
Natural gas and liquids – third parties	264,421	(30,956)	—		233,465
Natural gas and liquids – affiliates	—	(28,406)	3,690	(e)	(24,716)
Plant operating	27,951	(6,549)	—		21,402
Transportation and compression	6,122	—	—		6,122
General and administrative	16,467	(351)	—		16,116
Compensation reimbursement – affiliates	750	—	—		750
Depreciation and amortization	45,667	(8,016)	—		37,651
Interest	47,500	107	(11,616)	(g)	40,047
			4,056	(h)

Total costs and expenses	408,878	(74,171)	(3,870)		330,837

Equity income in joint venture	710	—	—		710
Gain on asset sale	109,941	—	—		109,941

Income from continuing operations	47,667	(9,531)	23,525		61,661
Income attributable to non-controlling interests	(1,121)	—	—		(1,121)
Preferred unit dividends	(900)	—	—		(900)

Net income from continuing operations attributable to common limited partners and the General Partner	$45,646	$(9,531)	$23,525		$59,640

Allocation of net income from continuing operations attributable to common limited partners and the general partner:
Common limited partner interest	$44,729				$58,441
General partner interest	917				1,199

Net income from continuing operations attributable to common limited partners and the general partner	$45,646				$59,640

Net income from continuing operations attributable to common limited partners per unit:
Basic	$0.95				$1.25
Diluted	$0.95				$1.25
Weighted average common limited partner units outstanding:
Basic	46,755				46,755

Diluted	46,755				46,755

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third party	$736,074	$(145,645)	$—		$590,429
Natural gas and liquids – affiliates	—	—	45,909	(e)	45,909
Transportation, processing and other fees– affiliates	17,536	(5,517)	—	(e)	12,019
Transportation, processing and other fees– third parties	57,903	(17,570)	—		40,333
Other loss, net – third parties	(22,791)	(9,383)	—	(f)	(32,174)
Other loss, net - affiliates	—	10,572	(10,572)	(e)	—

Total revenue and other income, net	788,722	(167,543)	35,337		656,516

Costs and expenses:
Natural gas and liquids	594,742	(72,529)	—		522,213
Natural gas and liquids – affiliates	—	(45,909)	5,517	(e)	(40,392)
Plant operating	58,474	(12,908)	—		45,566
Transportation and compression	6,657	—	—		6,657
General and administrative	34,994	(445)	—		34,549
Compensation reimbursement – affiliates	2,731	—	—		2,731
Depreciation and amortization	92,434	(16,750)	—		75,684
Goodwill and other asset impairment loss	10,325	—	—		10,325
Interest	103,629	158	(36,035)	(g)	71,220
			3,468	(h)

Total costs and expenses	903,986	(148,383)	(27,050)		728,553

Equity income in joint venture	4,043	—	—		4,043
Gain on asset sale	111,440	(2,493)	—		108,947

Income from continuing operations	219	(21,653)	62,387		40,953
Income attributable to non-controlling interests	(3,176)	—	—		(3,176)
Preferred unit dividends	(900)	—	—		(900)

Net income (loss) from continuing operations attributable to common limited partners and the General Partner	$(3,857)	$(21,653)	$62,387		$36,877

Allocation of net income (loss) from continuing operations attributable to common limited partners and the general partner:
Common limited partner interest	$(3,779)				$36,136
General partner interest	(78)				741

Net income from continuing operations attributable to common limited partners and the general partner	$(3,857)				$36,877

Net income (loss) from continuing operations attributable to common limited partners per unit:
Basic	$(0.08)				$0.75
Diluted	$(0.08)				$0.74
Weighted average common limited partner units outstanding:
Basic	48,299				48,299

Diluted	48,299				48,518

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third party	$1,301,396	$(253,595)	$—		$1,047,801
Natural gas and liquids – affiliates	—	—	30,010	(e)	30,010
Transportation, processing and other fees– affiliates	43,293	(1,330)	—	(e)	41,963
Transportation, processing and other fees– third parties	62,582	(18,655)	—		43,927
Other income (loss), net – third parties	(55,504)	76,541	—	(f)	21,037
Other income (loss), net - affiliates	—	16,673	(16,673)	(e)	—

Total revenue and other income, net	1,351,767	(180,366)	13,337		1,184,738

Costs and expenses:
Natural gas and liquids – third party	1,080,940	(181,810)	—		899,130
Natural gas and liquids – affiliates	—	(30,010)	1,330	(e)	(28,680)
Plant operating	60,835	(13,464)	—		47,371
Transportation and compression	11,249	—	—		11,249
General and administrative	(3,325)	(1,095)	—		(4,420)
Compensation reimbursement – affiliates	1,487	—	—		1,487
Depreciation and amortization	82,841	(11,077)	—		71,764
Goodwill and other asset impairment loss	676,860	(61,136)	—		615,724
Interest	85,991	3,878	(30,114)	(g)	64,375
			4,620	(h)
Gain on early extinguishment of debt	(19,867)	—	—		(19,867)

Total costs and expenses	1,977,011	(294,714)	(24,164)		1,658,133

Loss from continuing operations	(625,244)	114,348	37,501		(473,395)
Loss attributable to non-controlling interests	22,781	—	—		22,781
Preferred unit dividends	(1,769)	—	—		(1,769)
Preferred unit imputed dividend cost	(505)	—	—		(505)

Net loss from continuing operations attributable to common limited partners and the General Partner	$(604,737)	$114,348	$37,501		$(452,888)

Allocation of net loss from continuing operations attributable to common limited partners and the general partner:
Common limited partner interest	$(615,583)				$(466,785)
General partner interest	10,846				13,897

Net income from continuing operations attributable to common limited partners and the general partner	$(604,737)				$(452,888)

Net income (loss) attributable to common limited partners per unit:
Basic	$(14.43)				$(10.98)
Diluted	$(14.43)				$(10.98)
Weighted average common limited partner units outstanding:
Basic	42,513				42,513

Diluted	42,513				42,513

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids	$719,165	$(192,262)	$—		$526,903
Transportation, processing and other fees– affiliates	33,169	—	—		33,169
Transportation, processing and other fees– third parties	34,008	(16,481)	—		17,527
Other loss, net – third parties	(174,129)	68,119	—	(f)	(106,010)
Other loss, net - affiliates	—	6,928	(6,928)	(e)	—

Total revenue and other income, net	612,213	(133,696)	(6,928)		471,589

Costs and expenses:
Natural gas and liquids	576,415	(168,421)	—		407,994
Plant operating	34,667	(11,693)	—		22,974
Transportation and compression	6,235	—	—		6,235
General and administrative	53,661	—	—		53,661
Compensation reimbursement – affiliates	5,939	—	—		5,939
Depreciation and amortization	43,903	(9,450)	—		34,453
Interest	62,592	1,397	(52,387)	(g)	18,017
			6,415	(h)

Total costs and expenses	783,412	(188,167)	(45,972)		549,273

Loss from continuing operations	(171,199)	54,471	39,044		(77,684)
Income attributable to non-controlling interests	(3,940)	—	—		(3,940)
Preferred unit dividend effect	(3,756)	—	—		(3,756)
Preferred unit imputed dividend cost	(2,494)	—	—		(2,494)

Net loss from continuing operations attributable to common limited partners and the General Partner	$(181,389)	$54,471	$39,044		$(87,874)

Allocation of net loss from continuing operations attributable to common limited partners and the general partner:
Common limited partner interest	$(193,282)				$(101,646)
General partner interest	11,893				13,772

Net income from continuing operations attributable to common limited partners and the general partner	$(181,389)				$(87,874)

Net loss from continuing operations attributable to common limited partners per unit:
Basic	$(7.94)				$(4.21)
Diluted	$(7.94)				$(4.21)
Weighted average common limited partner units outstanding:
Basic	24,171				24,171

Diluted	24,171				24,171

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(a)	To reflect the Partnership’s proceeds of $682.0 million, exclusive of working capital adjustments and transactional costs, from the September 2010 disposition of Elk City and record an estimated gain on disposition of $281.3 million, which was allocated to partner’s capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.

(b)	To reflect the application of the Partnership’s net proceeds from the disposition of Elk City to reduce borrowings under its senior secured credit facility.

(c)	To reflect the write-off of the Partnership’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (b), which was allocated to partners’ capital on the condensed consolidated balance sheet based upon the general partner’s and limited partners’ equity interests.

(d)	Other comprehensive income related to gain/loss on derivative instruments previously designated to hedge Elk City production, which will be recognized in other income (loss), net, upon the sale of the Elk City assets. Recognition of OCI in income is a result of the forecasted hedged transactions no longer expected to occur as a result of the asset sale.

(e)	To reinstate intra-entity transactions between continuing operations and Elk City previously eliminated in consolidation, including processing of product by Elk City on behalf of the Chaney Dell business unit and intra-entity derivatives for hedging natural gas positions. These transactions are expected to continue in the future, with either product being processed through the Elk City facility or sold externally to third parties. Derivatives will be traded with external entities for future hedging needs.

(f)	Other income (loss), net includes the unrealized gains and losses related to the change in fair market value of derivative instruments no longer designated for hedge accounting.

(g)	To reflect the adjustment to interest expense to reflect the Partnership’s repayment of $682.0 million of its senior secured credit facility borrowings from the net proceeds of the sale of Elk City. The weighted average historical interest rates utilized for the interest expense adjustment were 6.8% and 3.7% for the six months ended June 30, 2010 and 2009, respectively, and 5.1%, 5.5% and 7.8% for the twelve months ended December 31, 2009, 2008 and 2007, respectively.

(h)	To reflect the write-off of unamortized deferred financing costs in connection with the Partnership’s repayment of $425.8 million of senior secured term loan borrowings, which may not be re-borrowed, with a portion of the net proceeds from the disposition of Elk City. The remaining repayment will be applied to the revolving credit facility, which may be re-borrowed at a later date.